Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of May 27, 2016 is by and between Cherokee Inc., a Delaware corporation (the “Borrower”), and JPMorgan Chase Bank, N.A. (the “Bank”).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

W I T N E S S E T H:

WHEREAS, the Borrower and the Bank are parties to that certain Credit Agreement dated as of September 4, 2012, as amended on January 31, 2013, on January 10, 2014 and on October 13, 2015 (as the same may be further amended, modified or restated from time to time, the “Credit Agreement”), which provides for a line of credit in the form of “Facility A” and term loans in the form of “Facility B”, “Facility B-1” and “Facility B-2”;

WHEREAS, the Borrower has heretofore issued in favor of Bank that certain Line of Credit Note dated as of September 4, 2012, as amended on January 10, 2014, on October 13, 2015 and on the date hereof, in connection with Facility A under the Credit Agreement;

WHEREAS, the Borrower has heretofore issued in favor of Bank that certain Term Note dated as of September 4, 2012, as amended on January 31, 2013, on January 10, 2014 and on the date hereof, in connection with Facility B under the Credit Agreement;

WHEREAS, the Borrower has heretofore issued in favor of Bank that certain Term Note dated as of January 10, 2014, as amended on October 13, 2015 and on the date hreof, in connection with Facility B-1 under the Credit Agreement;

WHEREAS, the Borrower has heretofore issued in favor of Bank that certain Term Note dated as of October 13, 2015, as amended on the date hereof, in connection with Facility B-2 under the Credit Agreement;

WHEREAS, the parties wish to amend the Credit Agreement as set forth herein;.

NOW, THEREFORE, in consideration of the agreements contained herein, the parties hereto agree as follows:

ARTICLE I DEFINITIONS
SECTION 1.1 Defined Terms. Capitalized terms used, but not defined herein shall have the meanings assigned to them in the Credit Agreement, as amended by this Amendment.

ARTICLE II AMENDMENTS AND CONDITIONS
SECTION 2.1 Amendment. Paragraph (A) of Section 5.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

“(A)     Distributions. Redeem, retire, purchase or otherwise acquire, directly or indirectly, any of its Equity Interests, return any contribution to an Equity Owner or, other than stock dividends and dividends paid to the Borrower, declare or pay any Distributions unless (i) no default shall then exist or result therefrom, (ii) after giving pro forma effect thereto, the Borrower shall be in compliance with the Fixed Charge Coverage Ratio and the Senior Funded Debt Ratio, and (iii) the Bank has given its prior written consent thereto; provided that the Borrower shall be permitted to make stock repurchases in an aggregate amount not to exceed $1,000,000 from and after May 27, 2016 without the consent of the Bank.”

SECTION 2.2 Conditions. This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:
(a) The Bank shall have received this Amendment, executed and delivered by the authorized officers of the Borrower.

(b) The Bank shall have received a certificate dated as of the date of this Amendment from an authorized officer of the Borrower in form and substance satisfactory to the Bank certifying as to the matters set forth in paragraphs (A) and (B) of Section 3.2 of the Credit Agreement.

ARTICLE III MISCELLANEOUS PROVISIONS

SECTION 3.1    Amended Credit Agreement.  This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall continue in full force and effect.  All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.  This Amendment shall constitute a “Related Document” for all purposes under the Credit Agreement.

SECTION 3.2    Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 3.3 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 3.4    Execution in Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

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SECTION 3.5 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.
SECTION 3.6 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

SECTION 3.7    Acknowledgement.  Each guarantor acknowledging this Amendment below hereby consents to the modifications to the Credit Agreement contemplated by this Amendment and agrees that its continuing guaranty in favor of the Bank provided in connection with the Credit Agreement is, and shall remain, in full force and effect after giving effect to this Amendment.

SECTION 3.8    No Waiver.  Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges or remedies that the Bank has or may have under the Credit Agreement or any other Related Document on account of any default or event of default.

[Signature page follows]

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IN WITNESS WHEREOF, the Borrower and the Bank have executed this Amendment on the date first above written.

BORROWER

Cherokee Inc.

By: /s/ Howard Siegel
Name: Howard Siegel
Title: COO

By: /s/ Jason Boling
Name: Jason Boling
Title: CFO

BANK

JPMorgan Chase Bank, N.A.

By: /s/ Pedro A. Isusquiza
Name: Pedro A. Isusquiza
Title: Authorized Officer

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Each of the undersigned Guarantors hereby acknowledge and agrees to the terms of the following amendments:  (i) the Fourth Amendment to Credit Agreement, (ii) the Third Amendment to Line of Credit Note, (iii) the Fourth Amendment to Term Note, (iv) the Second Amendment to Term Note B-1, and (v) the First Amendment to Term Note B-1, each of which is dated as of May 27, 2016 and is entered into between Cherokee Inc. and JPMorgan Chase Bank, N.A.

SPELL C. LLC	CHEROKEE BRANDS LLC

By: Cherokee Inc., its sole member	By: Cherokee Inc., its sole member

By: /s/ Howard Siegel	By: /s/ Howard Siegel
Name: Howard Siegel	Name: Howard Siegel
Title: COO	Title: COO

By: /s/ Jason Boling	By: /s/ Jason Boling
Name: Jason Boling	Name: Jason Boling
Title: CFO	Title: CFO

HAWK 900 BRANDS LLC	THREE-SIXTY VISION LLC

By: Cherokee Inc., its sole member	By: Cherokee Inc., its sole member

By: /s/ Howard Siegel	By: /s/ Howard Siegel
Name: Howard Siegel	Name: Howard Siegel
Title: COO	Title: COO

By: /s/ Jason Boling	By: /s/ Jason Boling
Name: Jason Boling	Name: Jason Boling
Title: CFO	Title: CFO

FFS HOLDINGS, LLC	FLIP FLOP SHOPS FRANCHISE COMPANY, LLC

By: Cherokee Inc., its sole member	By: Cherokee Inc., its sole member

By: /s/ Howard Siegel	By: /s/ Howard Siegel
Name: Howard Siegel	Name: Howard Siegel
Title: COO	Title: COO

By: /s/ Jason Boling	By: /s/ Jason Boling
Name: Jason Boling	Name: Jason Boling
Title: CFO	Title: CFO

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